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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Experts" and "Selected Consolidated Financial Data" and to the use of our report dated May 31, 2006, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-134683) and related Prospectus of Acme Packet, Inc. for the registration of 13,195,707 shares of its common stock.

/s/ Ernst & Young LLP
Boston, Massachusetts October 10, 2006

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM